                                                                  EXHIBIT 10.2

                      SECOND AMENDMENT TO CREDIT AGREEMENT

      THIS SECOND AMENDMENT TO CREDIT AGREEMENT dated as of July 12, 2004 (the "Amendment") is entered into among Ardent Health Services, Inc., a Delaware corporation (the "Borrower"), each of the parties identified as "Guarantors" on the signature pages hereto (the "Guarantors"), the Lenders party hereto and Bank One, NA, as Administrative Agent, Swing Line Lender and L/C Issuer. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

                                    RECITALS

      WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of August 19, 2003, as amended by that certain First Amendment to Credit Agreement dated as of December 31, 2003 (as further amended and modified from time to time, the "Credit Agreement");

      WHEREAS, the Borrower has advised the Lenders that Ardent Medical Services, Inc. ("Ardent Medical") intends to reduce the amount of Lovelace Intercompany Loan from $70 million to $43 million;

      WHEREAS, the Borrower has advised the Lenders that Ardent Medical intends to make an additional intercompany loan (the "Lovelace Intercompany Loan #2") to Lovelace and (i) to secure the Lovelace Intercompany Loan #2 with the assets of Lovelace pursuant to the Intercompany Security Documents and (ii) to pledge Ardent Medical's rights in the Lovelace Intercompany Loan #2 to the Collateral Agent, in each case on or before the earlier of (a) the purchase by the Borrower of substantially all of the assets of the Hillcrest HealthCare System in Tulsa, Oklahoma and in certain other Oklahoma communities pursuant to and in accordance with the terms of the that certain Asset Purchase Agreement dated as of May 11, 2004 between the Borrower and Hillcrest HealthCare System and such other agreements, instruments and documents relating thereto (the "Hillcrest Acquisition") and (b) September 13, 2004;

      WHEREAS, the Borrower has requested that the Lenders (i) amend the Credit Agreement as set forth herein to permit the reduction of the Lovelace Intercompany Loan from $70 million to $43 million, (ii) consent to Ardent Medical waiting until the earlier of (a) the date of the closing of the Hillcrest Acquisition and (b) September 13, 2004 to make certain modifications to the Intercompany Security Documents securing the Lovelace Intercompany Loan in order to reflect the reduction of the Lovelace Intercompany Loan from $70 million to $43 million, and (iii) consent to Ardent Medical waiting until the earlier of (x) the date of the closing of the Hillcrest Acquisition and (y) September 13, 2004 to cause the Lovelace Intercompany Loan #2 to be secured by the assets of Lovelace and to make the related pledge of such assets to the Collateral Agent, notwithstanding the terms of Sections 7.14 and 8.02(g) of the Credit Agreement; and

      WHEREAS, the Lenders have agreed to amend the Credit Agreement and to grant such consents on the terms and conditions set forth herein.

      NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Amendments. The Credit Agreement is amended in the following respects:

            (a) The definition of "Lovelace" in Section 1.01 is hereby amended to read as follows:

                  "Lovelace" means Lovelace Sandia Health System, Inc., a New
            Mexico corporation.

            (b) The following definitions are hereby added to Section 1.01 in the appropriate alphabetical order and shall read as follows:

                  "Second Amendment Effective Date" means July 12, 2004.

            (c) The following sentence is hereby added at the end of Section 7.12(a)(iii) to read as follows:

                  Notwithstanding the foregoing, it is understood and agreed that as of the Second Amendment Effective Date, the $43,000,000 promissory note representing the Lovelace Intercompany Loan satisfies the requirements of this Section 7.12(a)(iii).

            (d) Subclause (q) of Section 8.01 is hereby amended to read as follows:

                  (q) Liens in favor of the Borrower or any Loan Party on the assets of each HMO Subsidiary or Non-Guarantor Subsidiary in accordance with the terms hereof to secure the applicable Intercompany Note of such HMO Subsidiary or Non-Guarantor Subsidiary;

            (e) Section 8.02(g) is hereby amended by replacing both references to "$70,000,000" in clause (i) thereof with references to "$43,000,000."

            (f) Subclause (e) of Section 8.04 is hereby amended to read as follows and a new subclause (f) is hereby added thereafter to read as follows:

                  (e) the Sandia Parties may merge or consolidate with Lovelace pursuant to the Lovelace/Sandia Merger; provided that (i) Lovelace shall have delivered an Intercompany Note in the amount of $70 million to the Borrower (it being acknowledged that the amount of such note as of the Second Amendment Effective Date has been lowered to $43 million as set out in Section 7.12(a)(iii)) and pledged its assets to the Borrower to secure such Intercompany Note pursuant to the Intercompany Security Documents and (ii) the Borrower shall have delivered such Intercompany Note to the Collateral Agent, executed Collateral Assignment Documents and delivered such other documentation to the Collateral Agent in accordance with Section 7.14 and (f) nothing in this Section 8.04 shall prohibit any Disposition otherwise permitted under Section 8.05.

            (g) Subclause (i) of Section 10.11(b) is hereby amended by adding the following language immediately after the words "$70 million" and before the word "to":

            (it being acknowledged that the amount of such note as of the Second Amendment Effective Date has been lowered to $43 million as set out in Section 7.12(a)(iii))

      2. Consents. Subject to the satisfaction of the conditions precedent set forth in Section 3 of this Amendment, the Administrative Agent and the Lenders hereby (a) consent to the reduction of the Lovelace Intercompany Loan from $70 million to $43 million, (b) consent to permitting Ardent Medical to wait until the earlier of (i) the date of the closing of the Hillcrest Acquisition and (ii) September 13, 2004 to make certain modifications to the Intercompany Security Documents securing the Lovelace Intercompany Loan in order to reflect the reduction of the Lovelace Intercompany Loan from $70 million to $43 million, and (c) consent to permitting Ardent Medical to wait until the earlier (i) the date of the closing of the Hillcrest Acquisition and (ii) September 13, 2004 to cause the Lovelace Intercompany Loan #2 to be secured by the assets of Lovelace and to make the related pledge of such assets to the Collateral Agent, notwithstanding the terms of Sections 7.14 and 8.02(g) of the Credit Agreement. This consent is limited solely to the consents specifically identified in the preceding sentence, and nothing contained in this Amendment shall be deemed to constitute a waiver of any other rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement, any other Loan Documents, applicable law or any of the obligations of any Loan Party thereunder.

      3. Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent:

            (a) receipt by the Administrative Agent of this Amendment executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent; and

            (b) receipt by the Collateral Agent of a replacement promissory note evidencing the Lovelace Intercompany Loan in the amount of $43,000,000 in form and substance satisfactory to the Collateral Agent.

      4.    Miscellaneous.

            (a) The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

            (b) Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents, (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents and (iv) hereby confirms and agrees that its Guaranty shall continue and remain in full force and effect after giving effect to this Amendment and that, notwithstanding any contrary terms in such Guaranty, such Guaranty now applies to the Credit Agreement as amended by this Amendment.

            (c) The Borrower and the Guarantors hereby represent and warrant as follows:

                  (i) Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                  (ii) This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties' legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (iii) No consent, approval, authorization or order of, or
            filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment, other than those that have already been obtained and are in full force and effect as of the date hereof.

            (d) The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in
      Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

            (e) The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

            (f) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

            (g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                            [Signature pages follow]

      Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:       ARDENT HEALTH SERVICES, INC.,
                a Delaware corporation

                By: /s/ R. Dirk Allison
                    ------------------------------
                Name: R. Dirk Allison
                Title: Executive Vice President and Chief Financial Officer

GUARANTORS:     ARDENT HEALTH SERVICES LLC,
                a Delaware limited liability company

                By: /s/ R. Dirk Allison
                    ------------------------------
                Name:  R. Dirk Allison
                Title:  Executive Vice President and Chief Financial Officer

                AHS ALBUQUERQUE HOLDINGS, LLC,
                a New Mexico limited liability company
                AHS CUMBERLAND HOSPITAL, LLC,
                a Virginia limited liability company
                AHS KENTUCKY HOLDINGS, INC.,
                a Delaware corporation
                AHS KENTUCKY HOSPITALS, INC.,
                a Delaware corporation
                AHS LOUISIANA HOLDINGS, INC.,
                a Delaware corporation
                AHS LOUISIANA HOSPITALS, INC.,
                a Delaware corporation
                AHS MANAGEMENT COMPANY, INC.,
                a Tennessee corporation
                AHS NEW MEXICO HOLDINGS, INC.,
                a New Mexico corporation
                AHS SAMARITAN HOSPITAL, LLC,
                a Kentucky limited liability company
                AHS S.E.D. MEDICAL LABORATORIES, INC.,
                a New Mexico corporation
                AHS SUMMIT HOSPITAL, LLC,
                a Delaware limited liability company
                ARDENT MEDICAL SERVICES, INC.,
                a Delaware corporation
                BEHAVIORAL HEALTHCARE CORPORATION,
                a Delaware corporation

                By: ______________________________
                Name: R. Dirk Allison
                Title: Senior Vice President of each of the foregoing Guarantors

      Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:       ARDENT HEALTH SERVICES, INC.,
                a Delaware corporation

                By: _________________________________
                Name:
                Title:

GUARANTORS:     ARDENT HEALTH SERVICES LLC,
                a Delaware limited liability company

                By: _________________________________
                Name: R. Dirk Allison
                Title: Executive Vice President and Chief Financial Officer

                AHS ALBUQUERQUE HOLDINGS, LLC,
                a New Mexico limited liability company
                AHS CUMBERLAND HOSPITAL, LLC,
                a Virginia limited liability company
                AHS KENTUCKY HOLDINGS, INC.,
                a Delaware corporation
                AHS KENTUCKY HOSPITALS, INC.,
                a Delaware corporation
                AHS LOUISIANA HOLDINGS, INC.,
                a Delaware corporation
                AHS LOUISIANA HOSPITALS, INC.,
                a Delaware corporation
                AHS MANAGEMENT COMPANY, INC.,
                a Tennessee corporation
                AHS NEW MEXICO HOLDINGS, INC.,
                a New Mexico corporation
                AHS SAMARITAN HOSPITAL, LLC,
                a Kentucky limited liability company
                AHS S.E.D. MEDICAL LABORATORIES, INC.,
                a New Mexico corporation
                AHS SUMMIT HOSPITAL, LLC,
                a Delaware limited liability company
                ARDENT MEDICAL SERVICES, INC.,
                a Delaware corporation
                BEHAVIORAL HEALTHCARE CORPORATION,
                a Delaware corporation

                By: /s/ R. Dirk Allison
                    -----------------------------
                Name:  R. Dirk Allison
                Title: Senior Vice President of each of the foregoing Guarantors

                BHC MANAGEMENT SERVICES OF NEW MEXICO, LLC, a Delaware limited liability company
                BHC MANAGEMENT SERVICES OF STREAMWOOD, LLC, a Delaware limited liability company
                BHC MEADOWS PARTNER, INC.,
                a Delaware corporation
                BHC MONTEVISTA HOSPITAL, INC.,
                a Nevada corporation
                BHC OF INDIANA, GENERAL PARTNERSHIP,
                a Tennessee general partnership
                BHC ALHAMBRA HOSPITAL, INC.,
                a Tennessee corporation
                BHC BELMONT PINES HOSPITAL, INC.,
                a Tennessee corporation
                BHC CEDAR VISTA HOSPITAL, INC.,
                a California corporation
                BHC COLUMBUS HOSPITAL, INC.,
                a Tennessee corporation
                BHC FAIRFAX HOSPITAL, INC.,
                a Tennessee corporation
                BHC FOX RUN HOSPITAL, INC.,
                a Tennessee corporation
                BHC FREMONT HOSPITAL, INC.,
                a Tennessee corporation
                BHC GULF COAST MANAGEMENT GROUP, INC.,
                a Tennessee corporation
                BHC HEALTH SERVICES OF NEVADA, INC.,
                a Nevada corporation
                BHC HERITAGE OAKS HOSPITAL, INC.,
                a Tennessee corporation
                BHC HOSPITAL HOLDINGS, INC.,
                a Delaware corporation
                BHC INTERMOUNTAIN HOSPITAL, INC.,
                a Tennessee corporation
                BHC LEBANON HOSPITAL, INC.,
                a Tennessee corporation
                BHC MANAGEMENT HOLDINGS, INC.,
                a Delaware corporation
                BHC MANAGEMENT SERVICES, LLC,
                a Delaware limited liability company
                BHC MANAGEMENT SERVICES OF INDIANA, LLC, a Delaware limited liability company
                BHC MANAGEMENT SERVICES OF KENTUCKY, LLC, a Delaware limited liability company

                By: /s/ R. Dirk Allison
                    -----------------------------
                Name:  R. Dirk Allison
                Title: Senior Vice President of each of the foregoing Guarantors

                BHC OF NORTHERN INDIANA, INC.,
                a Tennessee corporation
                BHC PHYSICIAN SERVICES OF KENTUCKY, LLC, a Delaware limited liability company
                BHC PINNACLE POINTE HOSPITAL, INC.,
                a Tennessee corporation
                BHC PROPERTIES, INC.,
                a Tennessee corporation
                BHC SIERRA VISTA HOSPITAL, INC.,
                a Tennessee corporation
                BHC SPIRIT OF ST. LOUIS HOSPITAL, INC.,
                a Tennessee corporation
                BHC STREAMWOOD HOSPITAL, INC.,
                a Tennessee corporation
                BHC VALLE VISTA HOSPITAL, INC.,
                a Tennessee corporation
                BHC WINDSOR HOSPITAL, INC.,
                an Ohio corporation
                BLOOMINGTON MEADOWS, G.P.,
                a Delaware general partnership
                COLUMBUS HOSPITAL, LLC,
                a Delaware limited liability company
                INDIANA PSYCHIATRIC INSTITUTES, INC.,
                a Delaware corporation
                LEBANON HOSPITAL, LLC,
                a Delaware limited liability company
                MESILLA VALLEY GENERAL PARTNERSHIP,
                a New Mexico general partnership
                MESILLA VALLEY MENTAL HEALTH ASSOCIATES, INC., a New Mexico corporation
                NORTHERN INDIANA HOSPITAL, LLC,
                a Delaware limited liability company
                VALLE VISTA, LLC,
                a Delaware limited liability company
                WILLOW SPRINGS, LLC,
                a Delaware limited liability company
                AHS RESEARCH AND REVIEW, LLC,
                a New Mexico limited liability company
                BHC NORTHWEST PSYCHIATRIC HOSPITAL, LLC, a Delaware limited liability company

                By: /s/ R. Dirk Allison
                    -----------------------------
                Name:  R. Dirk Allison
                Title: Senior Vice President of each of the foregoing Guarantors

ADMINISTRATIVE
AGENT:                       BANK ONE, NA,
                             as Administrative Agent

                             By: /s/ Timothy K. Boyle
                                 -----------------------------------------------
                             Name:  Timothy K. Boyle
                             Title: First Vice President

LENDERS:                     BANK ONE, NA,

                             By: /s/ Timothy K. Boyle
                                 -----------------------------------------------
                             Name:  Timothy K. Boyle
                             Title: First Vice President

                             BANK OF AMERICA, N.A.

                             By: /s/ James W. Ford
                                 -----------------------------------------------
                             Name:  James W. Ford
                             Title: Managing Director

                             UBS AG, CAYMAN ISLANDS BRANCH

                             By: /s/ Wilfred V. Salmi
                                 -----------------------------------------------
                             Name:  Wilfred V. Salmi
                             Title: Director
                                    Banking Products Services, US

                             By: /s/ Salloz Sikka
                                 -----------------------------------------------
                             Name:  Salloz Sikka
                             Title: Associate Director
                                    Banking Products Services, US

                             MERRILL LYNCH CAPITAL, A DIVISION OF
                             MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

                             By: _______________________________________________
                             Name:
                             Title:

                             GENERAL ELECTRIC CAPITAL CORPORATION

                             By: /s/ R. Hanes Whiteley
                                 -----------------------------------------------
                             Name:  R. Hanes Whiteley
                             Title: Vice President

                             RESIDENTIAL FUNDING CORPORATION

                             By: _______________________________________________
                             Name:
                             Title:

                             FLEET NATIONAL BANK

                             By: /s/ James W. Ford
                                 -----------------------------------------------
                             Name:  James W. Ford
                             Title: Managing Director

                             FIFTH THIRD BANK

                             By: _______________________________________________
                             Name:
                             Title: